UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2019)

Micron Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	1-9731 (Commission File Number)	72-0925679 (I.R.S. Employer Identification Number)

25 Sawyer Passway

Fitchburg, MA 01420

(Address of principal executive offices and zip code)

(978) 345-5000

(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class          Trading symbol          Name of each exchange on which registered

Common Stock, $0.01 par value                            MICR                                New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2019, Micron Solutions, Inc. (the “Company”) conducted its annual meeting of stockholders (the “Annual Meeting”). The matters submitted to stockholders were: (1) re-election of Class III Directors: Mr. Marco Benedetti, and Mr. William J. Laursen, (2) approval of the non-binding advisory vote on executive compensation ("say-on-pay"), (3) approval of the non-binding advisory vote on the frequency of the advisory vote on executive compensation (“say-on pay”), (4) approval of the adoption of the 2019 Equity Incentive Plan, (5) ratification of the appointment of Wolf and Company, P.C. as the Company's independent registered public accounting firm, (6) authorization to adjourn the Annual Meeting.

Each of the proposals submitted to stockholders was adopted with the following votes:

(1) To re-elect two Class III directors to hold office for three years until the 2022 annual meeting and until their successors are duly elected and qualified:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Mr. Marco Benedetti	1,371,833	165,650	1,119,926
Mr. William J. Laursen	1,387,384	150,099	1,119,926

(2) To approve a non-binding advisory vote on executive compensation ("say-on-pay"):

Votes For	Votes Against	Abstain
1,396,152	137,501	3,830

(3) To approve the advisory vote on the frequency of the advisory vote on executive compensation ("say-on-pay"):

Two Years	Three Years	One Year	Abstain
1,057,405	71,189	399,459	9,430

(4) To approve the adoption of the 2019 Equity Incentive Plan:

Votes For	Votes Against	Abstain
1,150,850	372,026	14,607

(5) To ratify the appointment of Wolf & Co., P.C. as the Company's independent registered public accounting firm:

Votes For	Votes Against	Abstain
3,179,793	3,007	2,860

(6) Authorization to adjourn the Annual Meeting:

Votes For	Votes Against	Abstain
2,894,256	252,292	39,112

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  May 29, 2019

MICRON SOLUTIONS, INC.

By:	/s/ William J. Laursen
William J. Laursen
President & Chief Executive Officer

(principal executive officer and principal            financial and accounting officer)